                                                                    Exhibit 10.2




                           FORM OF WARRANT AGREEMENT

                                 by and between

                       ENDO PHARMACEUTICALS HOLDINGS INC.

                                      and

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                       as

                                 Warrant Agent

                               ----------------

                             Dated as of       , 2000

                               ----------------

                               TABLE OF CONTENTS

                                                                         Page
                                                                         -----
 Section 1.  Appointment of Warrant Agent..............................   3
 Section 2.  Warrant Certificates......................................   3
 Section 3.  Execution of Warrant Certificates.........................   4
 Section 4.  Registration and Countersignature.........................   4
 Section 5.  Transfer and Exchange of Warrants.........................   4
 Section 6.  Registration of Transfers and Exchanges...................   5
 Section 7.  Terms of Warrants; Exercise of Warrants...................   7
 Section 8.  Payment of Taxes..........................................  10
 Section 9.  Mutilated or Missing Warrant Certificates.................  10
 Section 10. Reservation of Warrant Shares.............................  10
 Section 11. Obtaining Stock Exchange Listings.........................  10
             Adjustment of Exercise Price and Number of Warrant Shares
 Section 12. Issuable..................................................  10
 Section 13. Fractional Interests......................................  15
 Section 14. Notices to Warrant Holders; Reservation of Dividends......  15
 Section 15. Notices to the Company and Warrant Agent..................  16
 Section 16. Supplements and Amendments; Actions.......................  17
 Section 17. Concerning the Warrant Agent..............................  18
 Section 18. Change of Warrant Agent...................................  18
 Section 19. Successors................................................  19
 Section 20. Termination...............................................  19
 Section 21. GOVERNING LAW.............................................  19
 Section 22. Benefits of This Agreement................................  19
 Section 23. Counterparts..............................................  19
 Section 24. Headings..................................................  19
 Exhibit A.  Form of Warrant Certificate...............................  21
 Exhibit B.  Certificate to be Delivered Upon Transfer.................  28

   WARRANT AGREEMENT (the "Agreement"), dated as of , 2000, by and between Endo Pharmaceuticals Holdings Inc., a Delaware corporation (together with any successors and assigns, the "Company"), and United States Trust Company of New York, as Warrant Agent (the "Warrant Agent").

   WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of November 26, 1999 as many be amended and restated from time to time, (the "Merger Agreement"), by and among the Company, Endo Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Sub"), and Algos Pharmaceutical Corporation, a Delaware corporation ("Algos"), the Company proposes to issue warrants (each a "Warrant," and collectively, the "Warrants") for the purchase of an aggregate of up to 20,713,968/1/ shares of common stock, par value $.01 per share, of the Company (the "Common Stock," and the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

   WHEREAS, there shall be two classes of Warrants, Class A which shall be transferable ("Class A Transferable Warrants") and Class B which shall not be transferable ("Class B Non-Transferable Warrants") and each holder of shares of common stock of Algos at the time of the stockholder vote relating to the Merger Agreement may elect to receive all or a portion of such holder's Warrants to be Class A Transferable Warrants or all or a portion of such holder's Warrants to be Class B Non-Transferable Warrants and in the event any such holder of shares of common stock of Algos does not make such an election, then such holder shall be issued Class A Transferable Warrants. Such election, once made, will be irrevocable;

   WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, transfer, exchange and exercise of Warrants as provided herein; and

   NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:

   Section 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

   Section 2. Warrant Certificates. The Class A Transferable Warrants will initially be issued in global form (the "Global Warrants"), substantially in the form of Exhibit A hereto. Any certificates evidencing the Global Warrants to be delivered pursuant to this Agreement (the "Class A Warrant Certificates") shall be substantially in the form set forth in Exhibit A hereto. Such Global Warrants shall represent such of the outstanding Class A Transferable Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Class A Transferable Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Class A Transferable Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Class A Transferable Warrants represented thereby shall be made by the Warrant Agent and the Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary with respect to the Global Warrants until a successor shall be appointed by the Company. Upon written request, a Warrant holder who holds Class A Transferable Warrants may receive from the Depositary and Warrant Agent Class A Transferable Warrants in registered form as definitive Warrant Certificates (the "Definitive Warrants") as set forth in Section 6 below. Class B Non-Transferable Warrants will be issued in certificated form in the form of Exhibit B hereto, in the name of and in the denomination as set forth in the applicable letter of transmittal accompanying the shares of common stock of Algos surrendered by the holder thereof in connection with the merger of Algos with and into Sub pursuant to the Merger Agreement.
--------
(1) These numbers may be adjusted in the final Endo Warrant. See footnotes 2-5 below.

   Section 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Treasurer or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, a Vice President, Secretary or an Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office.

   In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

   Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

   Section 4. Registration and Countersignature. The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Warrant Agent in located at 114 West 47th Street, 25th Floor, New York, New York, 10036, Attention: Corporate Trust Division (the "Warrant Register") as they are issued.

   Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, a Vice President, the Secretary or an Assistant Secretary of the Company, initially countersign and deliver Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall thereafter countersign and deliver Warrants as otherwise provided in this Agreement.

   The Company and the Warrant Agent may deem and treat the registered holders (the "Holders") of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

   Section 5. Transfer and Exchange of Warrants. The Warrant Agent shall from time to time, subject to the limitations of Section 6 hereof, register the transfer of any outstanding Warrants upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney; provided that Class B Non-Transferable Warrants may only be transferred (i) as the result or assignment by operation of law (such as death or merger or otherwise) or (ii) as required by law or any court of competent jurisdiction (such as in connection with divorce, bankruptcy or liquidation). A request for a transfer of a Class B Non-Transferable Warrant shall be accompanied by such documentation establishing satisfaction of the conditions set forth in clause (i) or (ii) above, as applicable, as may be reasonably requested by the Company (including opinions of counsel, if appropriate). Upon receipt of documentation reasonably satisfactory to the Company, the Company shall authorize the Warrant Agent to permit the transfer of a Class B Non-Transferable Warrant. The Warrant Agent shall not permit the transfer of a Class B Non-Transferable Warrant until it is so authorized by the Company. Unless otherwise authorized by the Company, Class B Non-

Transferable Warrant Certificate may only be transferred for another Class B Non-Transferable Warrant Certificate. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged.

   Upon registration of transfer, the Warrant Agent shall countersign and deliver by certified or first class mail a new Warrant Certificate or Certificates to the persons entitled thereto. The Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent located at 770 Broadway, 13th
Floor, New York, New York, 10003, Attention: Corporate Trust Services, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

  No service charge shall be made for any exchange or registration of transfer of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

   Section 6. Registration of Transfers and Exchanges.

   (a) Transfer and Exchange of Definitive Warrants. When Definitive Warrants are presented to the Warrant Agent with a request:

     (i) to register the transfer of the Definitive Warrants; or

     (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements under this Agreement are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by such Holder's attorney, duly authorized in writing; provided that a transfer of Definitive Warrants that are Class B Non-Transferable Warrants shall be subject to the requirements of Section 5 hereof.

   (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. The Warrant Agent may exchange a Definitive Warrant for a beneficial interest in a Global Warrant only if the Warrant Agent has received such Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant. If such conditions have been satisfied, the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant in the appropriate amount.

   (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Warrant Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

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

   (d) Transfer of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

     (i) Any person having a beneficial interest in a Global Warrant may upon his, her or its request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions (or such other form of instructions as is customary for the Depositary) from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of a countersignature, the Warrant Agent will countersign and deliver to the transferee a Definitive Warrant. All such Warrants shall be Class A Transferable Warrants.

     (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing, provided such designation is in accordance with this Section 6(d). The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Definitive Warrants are registered.

   (e) Restrictions on Transfer and Exchange of Global
Warrants. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 6), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

   (f) Authentication of Definitive Warrants in Absence of Depositary. If at any time:

     (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

     (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon receipt of an officers' certificate, signed by the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or a Vice President of the Company, requesting the countersignature and delivery of Definitive Warrants, will countersign and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrant, in exchange for such Global Warrant.

   (g) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, such Global Warrant shall be returned to or retained and cancelled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or cancelled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant, by the Warrant Agent to reflect such reduction.

   (h) Obligations with Respect to Transfers and Exchanges of Definitive
Warrants.

     (i) To permit registrations of transfers and exchanges in accordance with the terms of this Agreement, the Company shall execute, and the Warrant Agent shall countersign Definitive Warrants and Global Warrants.


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

     (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

     (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

   Section 7. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing on or after the Exercisability Date (as defined below) and until 5:00 p.m., New York City time, on the six-month anniversary of the Exercisability Date (the "Expiration Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (as defined below) then in effect for such Warrant Shares together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof. If the Exercisability Date is on or prior to March 31, 2002, the Holders shall then be entitled to receive from the Company (on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof)
(a) 20,713,968 Warrant Shares (in the aggregate) (with each Warrant being exercisable for 1.153846 Warrant Shares)/2/ in the event the Adjustment Event (as defined in the Merger Agreement) has not occurred prior to the Exercisability Date or (b) 17,952,106 Warrant Shares (in the aggregate) (with each Warrant being exercisable for 1.000000 Warrant Shares)/3/ in the event the Adjustment Event has occurred prior to the Exercisability Date. If the Exercisability Date is after March 31, 2002 and on or prior to September 30, 2002, the Holder shall then be entitled to receive from the Company (on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in
Section 13 hereof and any dividends or distributions payable as provided in
Section 14 hereof) (a) 11,378,095 Warrant Shares (in the aggregate) (with each Warrant being exercisable for 0.633803 Warrant Shares)/4/ in the event the Adjustment Event has not occurred prior to the Exercisability Date or (b) 9,792,058 Warrant Shares (in the aggregate) (with each
--------
(2) These numbers shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 35% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

(3) These numbers shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 40% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

(4) These numbers shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 29% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

Warrant being exercisable for 0.545455 Warrant Shares)/5/ in the event the Adjustment Event has occurred prior to the Exercisability Date. If the Exercisability Date is after September 30, 2002 and on or prior to March 31, 2003 (the "Ultimate Expiration Date"), the Holders shall then be entitled to receive from the Company (on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof) (a) 4,724,238 Warrant Shares (in the aggregate) (with each Warrant being exercisable for 0.263158 Warrant Shares)/6/ the event the Adjustment Event has not occurred prior to the Exercisability Date or (b) 4,045,545 Warrant Shares (in the aggregate) (with each Warrant being exercisable for 0.225352 Warrant Shares)/7/ in the event the Adjustment Event has occurred prior to the Exercisability Date. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of the Expiration Date. Without limiting the foregoing, in the event the Ultimate Expiration Date occurs before the Exercisability Date, each Warrant shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of the Ultimate Expiration Date. If applicable, dividends and other distributions will be made upon exercise of the Warrants as set forth in Section 14 hereof.

   "Exercisability Date" shall mean the fifth (5th) Business Day (as defined below) following the date on which the Company (or any of its subsidiaries) receives approval from the U.S. Food and Drug Administration (the "FDA") with respect to its New Drug Application for MorphiDex(R) for the treatment of one or more pain indications. In addition to the notices required by Section 14 hereof, the Company shall give prompt written notice to the Warrant Agent that the Exercisability Date has occurred and shall cause the Warrant Agent, on behalf of and at the expense of the Company, within 5 Business Days after such notification is received by the Warrant Agent, to mail by first class mail, postage prepaid, to each Holder a notice specifying that the Exercisability Date has occurred and that the Warrant has become exercisable pursuant to its terms and that the Warrant will expire at 5:00 p.m., New York City time, on the Expiration Date. In addition, the Company shall post appropriate notices of the Exercisability Date on its web pages and issue press releases to wire services. A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally recognized holiday or a day on which banking institutions are not required to be open in the State of New York.

   From and after the Effective Time, Parent agrees to use its reasonable efforts to continue to process the FDA application for MorphiDex(R) in a timely fashion. The parties acknowledge that there are many variables in the process of obtaining FDA approval in such a situation and many different approaches which may be used by an applicant in order to obtain such approval; as a result, the parties hereto agree that all determinations relating to such process and all actions taken in connection with seeking such approval shall be in the sole
--------
(5) These numbers shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 34% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

(6) These numbers shall be adjusted in the final Agreement and Warrant in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 24% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

(7) These numbers shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time such aggregate number, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 29% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

discretion of Parent and shall be binding upon the parties for all purposes. The parties further acknowledge that (i) on August 2, 1999, the Company received notification from the FDA that such application was not approvable,
(ii) the failure to obtain such approval, either at all or on or before a certain date, shall not be deemed a breach by Parent of the provisions hereof and (iii) in any event Parent shall have no responsibility in connection with the provisions of this paragraph, except for its willful breach hereof.

   The initial price per share at which Warrant Shares shall be purchasable upon exercise of Warrants (the "Exercise Price") shall equal $0.01. A Warrant may be exercised upon surrender at the office or agency of the Company maintained for such purpose, which initially will be the corporate trust office of the Warrant Agent or its agents in located at 114 West 47th Street, 25th Floor, New York, New York, 10036, Attention: Corporate Trust Division of the Warrant Certificate(s) evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a participant in a recognized Signature Guarantee Medallion Program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for the number of Warrant Shares together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions as provided in Section 14 hereof in respect of which such Warrants are then exercised. Payment of the Exercise Price may be made (a) in the form of cash or by certified or official bank check payable to the order of the Company in New York Clearing House Funds, (b) by delivering to the Company a written notice accompanying the surrender of a Warrant to, at the time of exercise, apply to the payment of the Exercise Price such number of Warrant Shares as shall be specified in such notice, in which case an amount equal to the excess of the Current Market Value (as defined in Section 12(d) hereof) of such Warrant Shares on the date of exercise over the Exercise Price required for such exercise shall be deemed to have been paid to the Company and the number of Warrant Shares issuable upon such exercise shall be reduced by such specified number (a "Cashless Exercise") or (c) any combination of (a) and (b) above.

   Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Warrant Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 13 hereof. Such certificate or certificates shall be deemed to have been issued and any person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

   On or after the Exercisability Date, the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 7 and of
Section 3 hereof, and the Company, whenever required by the Warrant Agent, will promptly supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

   All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be either delivered to the Company or disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure for such disposal and in a manner reasonably satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

   The Warrant Agent shall keep copies of this Agreement available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

   Section 8. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

   Section 9. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

   Section 10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

   The Company will keep a copy of this Agreement on file with the transfer agent for the Common Stock (the "Transfer Agent") and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 13 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Section 14 hereof.

   The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Company will use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

   Section 11. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrants and, immediately upon their issuance upon exercise of the Warrants, the Warrant Shares will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

   Section 12. Adjustment of Exercise Price and Number of Warrant Shares
Issuable.

   (a) If the Company:

     (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other capital stock of the Company; or

     (ii) subdivides, splits, combines or reclassifies its outstanding shares of Common Stock into a different number of securities of the same class, then the number of shares of Common Stock issuable upon the exercise of each Warrant (the "Exercise Rate") in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if such Warrant had been exercised immediately prior to such action and the Exercise Price in effect immediately prior to such action shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before giving effect to such action and the denominator of which shall be the number of shares of Common Stock and/or such other capital stock outstanding referred to in the foregoing clause (a)(1) after giving effect to such action.

   An adjustment pursuant to this Section 12(a) shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

   If, after an adjustment pursuant to this Section 12(a), a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the board of directors of the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 12.

   Such adjustment shall be made successively whenever any event listed above shall occur.

   (b) Adjustment for Certain Issuances of Common Stock. If the Company issues or sells to any Affiliate (as defined in Section 12(d) hereof) of the Company shares of its Common Stock or distributes to any Affiliate of the Company any rights, options or warrants entitling them to purchase shares of Common Stock, or securities convertible into or exchangeable for Common Stock, in each case, at a price per share less than the Current Market Value on the record date for determining entitlements of such Affiliates to participate in such issuance, sale or distribution (the "Time of Determination") and prior to such issuance, sale or distribution the Company did not first offer to issue, sell or distribute such shares of its Common Stock or such rights, options or warrants or such securities convertible into or exchangeable for Common Stock to all holders of Common Stock on the same economic terms and on a pro rata basis with the issuance, sale or distribution to the Affiliates of the Company, then the Exercise Rate shall be adjusted in accordance with the formula:

                            E' = E x O + N
                                     -----
                                   O + N x P
                                       -----
                                        M

   and the Exercise Price shall be adjusted in accordance with the following formula:

                              EP' = EP x  E
                                          -
                                          E'

   where:

    E' =  the adjusted Exercise Rate.

    E = the Exercise Rate immediately prior to the Time of Determination for any such issuance, sale or distribution.

    EP' = the Adjusted Exercise Price.

    EP = the Exercise Price immediately prior to the Time of Determination for any such issuance, sale or distribution.

    O = the number of Fully Diluted Shares (as defined below) outstanding immediately prior to the Time of Determination for any such issuance, sale or distribution.

    N = the number of additional shares of Common Stock issued, sold or issuable upon exercise of such rights, options or warrants.

    P = the per share price received and receivable by the Company in the case of any issuance or sale of Common Stock or rights, options or warrants as to which such adjustment is being made, inclusive of the exercise price per share of Common Stock payable upon exercise of such rights, options or warrants.

    M = the Current Market Value per share of Common Stock on the Time of Determination for any such issuance, sale or distribution.

   For purposes of this Section 12(b), the term "Fully Diluted Shares" shall mean (i) the shares of Common Stock outstanding as of a specified date, and
(ii) the shares of Common Stock into or for which rights, options, warrants or other securities of the Company outstanding as of such date are exercisable or convertible (other than the Warrants).

   Any adjustments shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the relevant Time of Determination. Notwithstanding the foregoing, the Exercise Rate and the Exercise Price shall not be subject to adjustment in connection with (i) the issuance of any shares of Common Stock upon exercise of any such rights, options or warrants which have previously been the subject of an adjustment under this Agreement for which the required adjustment has been made and (ii) any exercise of the Warrants. If at the end of the period during which any such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted to what it would have been if "N" in each of the above formulas had been the number of shares actually issued.

   (c) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Rate. Notwithstanding the foregoing, any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred beyond the date on which a Warrant is exercised.

   All calculations under this Section 12 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

   (d) Certain Definitions. "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

     (1) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the value of the Security determined in good faith by the board of directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six months preceding such date or (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security determined as of a date within 30 days preceding such date by an Independent Financial Expert (as defined below), or

     (2) if the Security is registered under the Exchange Act, the average of the daily closing bid prices of such Security for 30 consecutive Business Days selected by the Company from the period of 45 Business Days preceding such date, but only if such Security shall have been listed on a national securities exchange or the Nasdaq National Market or traded through an automated quotation system during such entire 45-Business Day period.

   The "closing bid price" for any Security on each Business Day means the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

   "Independent Financial Expert" shall mean any nationally recognized investment banking firm that is not an Affiliate of the Company. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

   "Affiliate" of any specified person means any other person which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such specified person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by agreement or otherwise.

   "Ordinary Cash Distribution" means any quarterly cash dividend on the Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any calendar quarter does not exceed the greater of (x) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock (as adjusted to reflect subdivisions or combinations of the Common Stock) and (y) 3.0% of the average of the last reported sales prices of the Common Stock during the ten trading days immediately prior to the date of declaration of such dividend.

   (e) When No Adjustment Required. If an adjustment is made upon the establishment of a record date for an issuance, sale or distribution subject to subsection (a) or (b) hereof and such issuance, sale or distribution is subsequently cancelled or is not otherwise made, the Exercise Rate and Exercise Price then in effect shall be readjusted, effective as of the date when the board of directors of the Company determines to cancel such issuance, sale or distribution or when it is otherwise evident that such issuance, sale or distribution will not be so made, to that which would have been in effect if such record date had not been fixed. If an adjustment would be required under both subsections (a) and (b) above, such adjustments will be determined without duplication.

   To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

   (f) Notice of Adjustment. Whenever the Exercise Rate or Exercise Price is adjusted, the Company shall provide the notices required by Section 14 hereof.

   (g) Voluntary Reduction. The Company from time to time may increase the Exercise Rate or reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 Business Days after the Company has given notice of such increase or reduction in accordance with Section 14 hereof.

   An increase of the Exercise Rate or reduction in the Exercise Price under this subsection (g) (other than a permanent increase) does not change or adjust the Exercise Rate otherwise in effect for purposes of subsection (a) and (b) of this Section 12.

   (h) When Issuance or Payment May Be Deferred. In any case in which this
Section 12 shall require that an adjustment in the Exercise Rate or Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate prior to such adjustment, and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 13 hereof; provided, however, that the Company shall deliver to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, to deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

   (i) Reorganizations. In case of (i) any capital reorganization, other than in the cases referred to in Section 12(a) and (b) hereof and other than any capital reorganization that does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property, or (ii) the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or (iii) the sale of all or substantially all of the assets of the Company (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant in accordance with the terms hereof (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if the Exercisability Date had occurred and such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the board of directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants.

   The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation or other entity purchasing such assets shall expressly assume, by a supplemental warrant agreement or other acknowledgment executed and delivered to the Warrant Agent, the obligation to deliver to the Warrant Agent and to cause the Warrant Agent to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase in accordance with the terms hereof upon the occurrence of the Exercisability Date, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Agreement to be performed and observed by the Company in the manner prescribed herein.

   The foregoing provisions of this Section 12(i) shall apply to successive Reorganization transactions.

   (j) Form of Warrants. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

   (k) Warrant Agent's Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 12 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental warrant agreement under subsection (i) of this
Section 12 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 12.

   (l) Miscellaneous. For purpose of this Section 12 the term "shares of Common Stock" shall mean (i) shares of the class of stock designated as the Common Stock, par value $.01 per share, of the Company as of the date of this Agreement, and (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (l) of this Section 12, inclusive, and the provisions of Sections 7, 8, 10 and 13 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

   Section 13. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the excess of the Current Market Value of a Warrant Share over the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

   Section 14. Notices to Warrant Holders; Reservation of Dividends. No later than April 6, 2001, the Company shall give written notice of the occurrence or non-occurrence of the Adjustment Event to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, within 10 days after such notification is received by the Warrant Agent, to mail by first class mail, postage prepaid, to each Holder a notice of such occurrence or non-occurrence of the Adjustment Event. Upon any adjustment pursuant to Section 12 hereof, the Company shall give prompt written notice of such adjustment to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, within 10 days after notification is received by the Warrant Agent of such adjustment, to mail by first class mail, postage prepaid, to each Holder a notice of such adjustment(s) and shall deliver to the Warrant Agent a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant after such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made. Where appropriate, such notice may be given in advance and included as a part of the notice required under the other provisions of this Section 14.

   In case the Exercisability Date has occurred and:

     (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

     (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets or cash; or

     (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (e) the Company proposes to take any action that would require an adjustment to the Exercise Rate pursuant to Section 12 hereof;

then the Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each of the registered holders of the Warrant Certificates at his, her or its address appearing on the Warrant Register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common

Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure by the Company or the Warrant Agent to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

   The Company shall give prompt written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company to give to each Holder written notice of any determination to make a distribution or dividend to the holders of its Common Stock of any assets (including cash (other than any Ordinary Cash Distribution)), debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities (other than Common Stock, or rights, options, or warrants to purchase Common Stock) of the Company, which notice shall state the nature and amount of such planned dividend or distribution and the record date therefor, and shall be given by the Company at least 20 days prior to such record date therefor.

   At any time prior to the date that is 30 Business Days after the Exercisability Date, with respect to any distribution or dividend made by the Company to all of the holders of its Common Stock for which notice to the Holders of the Warrants under this Section 14 would be required had such dividend or distribution occurred after the Exercisability Date and except for such distributions or dividends as are provided for in Section 12 hereof, the Company shall hold in reserve the amount of any such dividend or distribution that would have been payable to the Holders in respect of their Warrant Shares had the Holders exercised their Warrants immediately prior to such dividend or distribution. The Company shall release to each Holder of Warrants his, her or its pro rata share of such reserved dividends or distributions upon the exercise of such Holder's Warrants pursuant to Section 7 hereof. Any notice delivered to the Holders by the Company pursuant to this Section 14 shall state the nature and amount of such dividend or distribution that shall be held in reserve.

   Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

   Section 15. Notices to the Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Warrant Agent is otherwise notified in accordance with this Section 15 by the Company), as follows:

       Endo Pharmaceuticals Holdings Inc.
       c/o Kelso & Company
       320 Park Avenue
       24th Floor
       New York, New York 10022
       Attention: Managing Director
                  with a copy to General Counsel

       with a copy to:

       Skadden, Arps, Slate, Meagher & Flom LLP
       Four Times Square
       New York, New York 10036-6522
       Attention: Eileen T. Nugent, Esq.

   Any notice pursuant to this Agreement to be given by the Company or by any Holder(s) to the Warrant Agent shall be sufficiently given when received by the Warrant Agent at the address appearing below (until the Company is otherwise notified in accordance with this Section by the Warrant Agent).

       United States Trust Company of New York
       114 West 47th Street, 25th Floor
       New York, New York 10036
       Attention: Corporate Trust Division

   Section 16. Supplements and Amendments; Actions. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the rights of any holder of Warrants hereunder. Any amendment or supplement to this Agreement that has a material adverse effect on the rights of holders hereunder shall require the written consent of registered holders of a majority of the then outstanding Warrants, which consent shall then be effective against all the Holders of Warrants hereunder. The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (not including adjustments contemplated hereunder). The Warrant Agent shall be entitled to receive and shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

   Any actions seeking enforcement of the rights of Holders hereunder (including paragraph 3 of Section 7 hereof) may be brought either by the Warrant Agent or the Holders of more than 50% of the Warrants issued hereunder and then outstanding.

   Section 17. Concerning the Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

     (a) The statements contained herein and in the Warrant Certificate shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or any action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

     (c) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any agent appointed with due care.

     (d) The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

     (e) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, Chief Financial Officer, one of the Vice Presidents, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (f) The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent (including reasonable fees and expenses of the Warrant Agent's counsel and agents) in the performance of its duties under this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement, except as a result of the Warrant Agent's negligence or bad faith.

     (g) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

     (h) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity including, without limitation, acting as Transfer Agent or as a lender to the Company or an Affiliate thereof.

     (i) The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

     (j) The Warrant Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     (k) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof); nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant.

     (l) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.

   Section 18. Change of Warrant Agent. The Warrant Agent may resign at any time and be discharged from its duties under this Agreement by giving to the Company 30-days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his, her or its Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor warrant agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $10,000,000. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to file any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the Company or the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

   Section 19. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrant Agent or any holder of Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.

   Section 20. Termination. This Agreement shall terminate at 5:00 p.m., New York City time, on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised pursuant to this Agreement.

   Section 21. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

   Section 22. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered Holders of the Warrant Certificates.

   Section 23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

   Section 24. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                     ENDO PHARMACEUTICALS HOLDINGS INC.


                                     By: _________________________________
                                       Name:
                                       Title:


                                     UNITED STATES TRUST COMPANY OF NEW YORK,
                                        as Warrant Agent


                                     By: _________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                         [Form of Warrant Certificate]
                                     [Face]

   THIS SECURITY IS A GLOBAL CERTIFICATE AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS
SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES
DESCRIBED IN THE WARRANT AGREEMENT, DATED AS OF       , 2000, BY AND BETWEEN THE
COMPANY AND THE WARRANT AGENT (THE "WARRANT AGREEMENT"), AND NO TRANSFER OF
THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT
IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY
AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
INTEREST HEREIN.

                EXERCISABLE ON OR AFTER THE EXERCISABILITY DATE
                      AND ON OR BEFORE THE EXPIRATION DATE

   No. _________                           ___ Class A Transferable Warrants

                    Class A Transferable Warrant Certificate

                       ENDO PHARMACEUTICALS HOLDINGS INC.

   This Warrant Certificate certifies that     , or registered assigns, is the
registered holder of Class A Transferable Warrants expiring on or before the Expiration Date (the "Warrants") to purchase shares of Common Stock, par value $.01 per share (the "Common Stock"), of Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or after the Exercisability Date and on or before 5:00 p.m. New York City Time on the six-month anniversary of the Exercisability Date (the "Expiration Date") a number of fully paid and nonassessable shares of Common Stock (each such share, a "Warrant Share") as determined in the following paragraph at the initial exercise price (the "Exercise Price") equal to $0.01 payable upon surrender of this Warrant Certificate and payment of the Exercise Price in the manner set forth in the Warrant Agreement, subject only to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof.

   If the Exercisability Date is on or prior to March 31, 2002, the Holder shall then be entitled to receive from the Company (on exercise of such
Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof) (a) 1.153846/8/ Warrant Shares in the event the Adjustment Event (as defined in that certain Agreement and Plan of Merger, dated as of November 26, 1999, by and among the Company, Endo Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Algos Pharmaceutical Corporation, a Delaware corporation) has not occurred prior to the Exercisability Date or (b) 1.000000/9/ Warrant Shares in the event the Adjustment Event has occurred prior to the Exercisability Date. If the Exercisability Date is after March 31,
2002 and on or prior to September 30, 2002, the Holder shall then be entitled to receive from the Company (on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof) (a) 0.633803/10/ Warrant Shares in the event the Adjustment Event has not occurred prior to the Exercisability Date
--------
(8) This number shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 35% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

(9) This number shall be adjusted in the final Agreements and Warrant in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 40% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

(10) This number shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 29% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

or (b) 0.545455/11/ Warrant Shares in the event the Adjustment Event has occurred prior to the Exercisability Date. If the Exercisability Date is after September 30, 2002 and on or prior to March 31, 2003, the Holders shall then be entitled to receive from the Company (on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares) (together, if applicable, with cash payable as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof) (a) 0.263158/12/ Warrant Shares in the event the Adjustment Event has not occurred prior to the Exercisability Date or (b) 0.225352/13/ Warrant Shares in the event the Adjustment Event has occurred prior to the Exercisability Date.

   The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

   No Warrant may be exercised before the Exercisability Date or after 5:00 p.m., New York City Time, on the Expiration Date and to the extent not exercised by such time such Warrants shall become void.

   This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

   THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

--------
(11) This number shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 34% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

(12) This number shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 24% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants as if no Adjustment Event had occurred).

(13) This number shall be adjusted in the final Agreement and Warrants in order to reflect that at the Effective Time the aggregate number on which it is based, when taken together with the shares of Parent Common Stock issuable to holders of Company Common Stock in the Merger, shall equal 29% of the shares of Parent Common Stock on a fully diluted basis (excluding the effect of the Algos Warrants and after giving effect to the Adjustment Event as if it had occurred).

   IN WITNESS WHEREOF, Endo Pharmaceuticals Holdings Inc. has caused this Warrant Certificate to be signed by an officer and by its Secretary, each by a facsimile of his or her signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:     ,

                                          ENDO PHARMACEUTICALS HOLDINGS INC.


                                          By: _________________________________
                                            Name:
                                            Title:


                                          By: _________________________________
                                            Name:
                                            Title:Secretary


   Countersigned:

   UNITED STATES TRUST COMPANY
   OF NEW YORK,
    as Warrant Agent


By: _________________________________
  Name:
  Title:

                         [Form of Warrant Certificate]

                                   [Reverse]

   The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the "Expiration Date," entitling the holder on exercise to receive shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to
a Warrant Agreement dated as of     , 2000 (the "Warrant Agreement"), duly
executed and delivered by the Company to United States Trust Company of New York, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

   Warrants may be exercised at any time on or after the "Exercisability Date" and on or before the "Expiration Date." The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment in the manner provided for in the Warrant Agreement at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby, the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

   The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants set forth on the face hereof and the Exercise Price may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

   Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

   Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

   The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                   (To Be Executed upon Exercise of Warrant)

   The undersigned hereby irrevocably elects to exercise the right, represented
by this Warrant Certificate, to receive    shares of Common Stock and herewith
tenders payment for such shares to the order of Endo Pharmaceuticals Holdings
Inc. in the amount of $   payable in (select one or more: (i) cash and/or (ii)
pursuant to a Cashless Exercise) in accordance with the terms hereof and of the Warrant Agreement. The undersigned requests that a certificate for such shares
be registered in the name of   , whose address is     and that such shares be
delivered to     whose address is    . If said number of shares is less than
all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of
such shares be registered in the name of    , whose address is    , and that
such Warrant Certificate be delivered to    , whose address is    .

                                          Signature:

Date:

                                          Signature Guaranteed:

                 SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS

   The following exchanges of a part of this Global Warrant for certificated Warrants have been made:

                                              Number of
                                             Warrants of
             Amount of        Amount of      this Global
            decrease in      increase in       Warrant    Signature of
             Number of        Number of       following    authorized
Date of   Warrants of this Warrants of this such decrease  officer of
Exchange   Global Warrant   Global Warrant  (or increase) Warrant Agent
--------  ---------------- ---------------- ------------- -------------

                                                                       EXHIBIT B

                   CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                         OR REGISTRATION OF TRANSFER OF
                         CLASS A TRANSFERABLE WARRANTS

Re: Class A Transferable Warrants to Purchase Common Stock (the "Warrants") of
    Endo Pharmaceuticals Holdings Inc.

   This Certificate relates to Warrants held in*   book-entry or *
certificated form by     (the "Transferor").

   The Transferor:*

  [_]has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the depository a Warrant or Warrants in definitive, registered form equal to its beneficial interest in Warrants represented by such Global Warrant (or the portion thereof indicated above); or

  [_]has requested the Warrant Agent by written order to deliver in exchange or register the transfer of a Warrant or Warrants.

                                          _____________________________________
                                          [INSERT NAME OF TRANSFEROR]


                                          By: _________________________________

   Date: ______________________
   *Check applicable box.

                             INDEX OF DEFINED TERMS

Affiliate...................................................................  13
Agreement...................................................................   3
Algos.......................................................................   3
Business Day................................................................   8
Cashless Exercise...........................................................   9
closing bid price...........................................................  12
Common Stock................................................................   3
Company.....................................................................   3
Current Market Value........................................................  12
Definitive Warrants.........................................................   3
Exchange Act................................................................  12
Exercisability Date.........................................................   8
Exercise Price..............................................................   9
Exercise Rate...............................................................  11
Expiration Date.............................................................   7
FDA.........................................................................   8
Fully Diluted Shares........................................................   3
Global Warrants.............................................................   3
Holders.....................................................................   4
Independent Financial Expert................................................  13
Legal Holiday...............................................................   8
Merger Agreement............................................................   3
Ordinary Cash Distribution..................................................  13
Reorganizations.............................................................  14
Security....................................................................  12
shares of Common Stock......................................................  13
Sub.........................................................................   3
Time of Determination.......................................................  11
Transfer Agent..............................................................  10
Ultimate Expiration Date....................................................   8
Warrant.....................................................................   3
Warrant Agent...............................................................   3
Warrant Certificates........................................................   3
Warrant Register............................................................   4
Warrant Shares..............................................................   3
Warrants....................................................................   3